UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: April 18, 2007 (Date of earliest event reported)
PG&E CORPORATION
(Exact Name of Registrant as specified in Charter)
California	1-12609	94-3234914
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Market, Spear Tower, Suite 2400, San Francisco, CA	94105
(Address of principal executive offices)	(Zip code)
415-267-7000
(Registrant’s Telephone Number, Including Area Code)
N/A
(Former Name or Former Address, if Changed Since Last Report)

PACIFIC GAS AND ELECTRIC COMPANY
(Exact Name of Registrant as specified in Charter)
California	1-2348	94-0742640
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

77 Beale Street, P. O. Box 770000, San Francisco, California		94177
(Address of principal executive offices)		(Zip code)
(415) 973-7000
(Registrant’s Telephone Number, Including Area Code)
N/A
(Former Name or Former Address, if Changed Since Last Report)

          Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting Material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 18, 2007, the Board of Directors of Pacific Gas and Electric Company (Utility) elected Thomas B. King, who is currently the Chief Executive Officer of the Utility and a Senior Vice President of its parent, PG&E Corporation, to the additional position of Chairman of the Board of the Utility effective June 1, 2007.  Peter A. Darbee, currently the Chairman of the Board of both PG&E Corporation and the Utility, as well as the Chief Executive Officer and President of PG&E Corporation, will resign his position as Chairman of the Board of the Utility effective May 31, 2007.  Mr. Darbee will continue to serve as the Chairman of the Board and Chief Executive Officer of PG&E Corporation.  As previously reported, following Mr. Darbee’s resignation as President of PG&E Corporation and Mr. King’s resignation as Chief Executive Officer of the Utility effective June 30, 2007, Mr. King also will become the President of PG&E Corporation on July 1, 2007.  As previously reported, William T. Morrow, currently President and Chief Operating Officer of the Utility, will become President and Chief Executive Officer of the Utility on July 1, 2007.  The current PG&E Corporation and Utility positions held by Messrs. Darbee, King, and Morrow, as well as their positions effective June 1, 2007 and July 1, 2007, are listed below.

	Current	June 1, 2007	July 1, 2007
PG&E Corporation

Peter A. Darbee	Chairman of the Board, Chief Executive Officer and President, and Director	Chairman of the Board, Chief Executive Officer and President, and Director	Chairman of the Board and Chief Executive Officer, and Director

Thomas B. King	Senior Vice President	Senior Vice President	President

Pacific Gas and Electric Company

Peter A. Darbee	Chairman of the Board, and Director	Director	Director

Thomas B. King	Chief Executive Officer and Director	Chairman of the Board and Chief Executive Officer, and Director	Chairman of the Board, and Director

William T. Morrow	President and Chief Operating Officer	President and Chief Operating Officer	President and Chief Executive Officer

Also, on April 18, 2007, the Utility’s Board of Directors elected G. Robert Powell, who currently serves as Vice President and Controller of PG&E Corporation and the Utility, to the additional position of the Chief Financial Officer of the Utility effective June 1, 2007.  Mr. Powell will continue to report to Christopher P. Johns, who is currently Senior Vice President, Chief Financial Officer and Treasurer of both PG&E Corporation and the Utility.  Mr. Johns, who will resign his position as Chief Financial Officer of the Utility effective May 31, 2007, will continue to serve as Senior Vice President, Chief Financial Officer and Treasurer of PG&E Corporation and as Senior Vice President and Treasurer of the Utility.  The current PG&E Corporation and Utility positions held by Messrs. Johns and Powell, as well as their positions effective June 1, 2007, are listed below.

	Current	June 1, 2007
PG&E Corporation

Christopher P. Johns	Senior Vice President, Chief Financial Officer, and Treasurer	Senior Vice President, Chief Financial Officer, and Treasurer

G. Robert Powell	Vice President and Controller	Vice President and Controller

Pacific Gas and Electric Company

Christopher P. Johns	Senior Vice President, Chief Financial Officer, and Treasurer	Senior Vice President and Treasurer

G. Robert Powell	Vice President and Controller	Vice President, Chief Financial Officer, and Controller

As previously reported, in December 2006, the California Public Utilities Commission (CPUC) revised its rules governing transactions between California's electricity and natural gas distribution companies and their non-regulated affiliates.  Among other changes, the CPUC required large energy utilities in California to elect by June 12, 2007 either to comply with a new rule limiting the sharing of certain key officer positions between the utility and its holding company, or, in the alternative, to comply with a new rule prohibiting the sharing of lobbying, regulatory relations and certain legal services (except for legal services necessary to the provision of permitted shared services) between the utility and its affiliates.  PG&E Corporation and the Utility have elected to implement the limitation on shared key officers by making the changes discussed above.

Mr. Powell, 43, has served as Vice President and Controller of PG&E Corporation since October 2005 and has served as Vice President and Controller of the Utility since December 2005.  Before joining PG&E Corporation, Mr. Powell was a partner with PricewaterhouseCoopers LLC, a registered public accounting firm, since 2002.  Mr. Powell practiced in the firm’s national energy and utilities practice.  From 1990 to 2002, Mr. Powell was a partner with Arthur Andersen LLP, working in the firm’s energy and communications practice group.  PG&E Corporation has agreed to pay Mr. Powell an annual base salary of $307,000 for serving as Vice President and Controller of PG&E Corporation and as Vice President, Chief Financial Officer and Controller of the Utility.  Mr. Powell continues to be eligible to participate in the PG&E Corporation 2006 Long-Term Incentive Plan, the annual PG&E Corporation Short-Term Incentive Plan, the Utility’s tax-qualified defined benefit pension plan, the PG&E Corporation Supplemental Executive Retirement Plan (a non-tax qualified defined benefit pension plan), the PG&E Corporation Supplemental Retirement Savings Plan, and the PG&E Corporation Retirement Savings Plan (a 401(k) plan available to all eligible employees).  PG&E Corporation also has adopted an Officer Severance Policy that covers officers of PG&E Corporation and the Utility. These plans, as well as perquisites provided to officers, are described in PG&E Corporation’s and the Utility’s 2007 joint proxy statement filed with the Securities and Exchange Commission.

Mr. Powell does not have any relationship or related transaction with PG&E Corporation or the Utility that would require disclosure pursuant to Item 404(a) of Securities and Exchange Commission Regulation S-K.

Item 5.03.  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On April 18, 2007, the Boards of Directors of PG&E Corporation and the Utility amended each company’s bylaws to, among other changes, (1) insert a description of duties and powers for the office of Chief Executive Officer, (2) limit the number of “required” officers to reflect current California General Corporation Law, and (3) remove the requirement that certain specified officers automatically be elected to the company’s Board of Directors.

The text of PG&E Corporation’s amended Bylaws, marked to show changes, is attached to this report as Exhibit 99.1.  The text of the Utility’s amended Bylaws, marked to show changes, is attached to this report as Exhibit 99.2.

Item 8.01.  Other Events

PG&E Corporation and the Utility held their joint annual meeting of shareholders on April 18, 2007.  PG&E Corporation and Utility shareholders elected the following directors to serve for the ensuing year:

David R. Andrews Leslie S. Biller David A. Coulter C. Lee Cox	Peter A. Darbee Maryellen C. Herringer Thomas B. King* Richard A. Meserve	Mary S. Metz Barbara L. Rambo Barry Lawson Williams
* Thomas B. King was elected a director of Pacific Gas and Electric Company only.

PG&E Corporation and Utility shareholders also voted to ratify the appointment of Deloitte & Touche LLP as the independent registered public accounting firm for 2007 for PG&E Corporation and the Utility.   In addition, as recommended by management, PG&E Corporation shareholders rejected the two shareholder proposals that were presented at the meeting, one of which related to performance-based stock options and the other of which related to cumulative voting.

Item 9.01.  Financial Statements and Exhibits

(c)	Exhibits

99.1	Bylaws of PG&E Corporation effective April 18, 2007, marked to show changes made to the Bylaws dated December 20, 2006

99.2	Bylaws of Pacific Gas and Electric Company effective April 18, 2007, marked to show changes made to the Bylaws dated December 20, 2006

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

PG&E CORPORATION

Dated: April 20, 2007	By:	/s/Linda Y.H. Cheng
LINDA Y.H. CHENG Vice President, Corporate Governance and Corporate Secretary

PACIFIC GAS AND ELECTRIC COMPANY

Dated: April 20, 2007	By:	/s/ Linda Y.H. Cheng
LINDA Y.H. CHENG Vice President, Corporate Governance and Corporate Secretary

EXHIBIT INDEX

No.	Description of Exhibit

99.1	Bylaws of PG&E Corporation effective April 18, 2007, marked to show changes made to the Bylaws dated December 20, 2006

99.2	Bylaws of Pacific Gas and Electric Company effective April 18, 2007, marked to show changes made to the Bylaws dated December 20, 2006